Exhibit 99.906Cert.Cert

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Stephen C. Miller, President of Boulder Growth & Income Fund, Inc.  (the “Registrant”), certify that:

1.                                       The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section  13(a)  or 15(d)  of the  Securities Exchange Act of 1934, as amended; and

2.                                       The  information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date	/S/ STEPHEN C. MILLER
Stephen C. Miller, President
(principal executive officer)

I, Carl D. Johns, Vice President and Treasurer of Boulder Growth & Income Fund, Inc. (the “Registrant”), certify that:

1.                                       The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section  13(a)  or 15(d)  of the Securities Exchange Act of 1934, as amended; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date	/S/ CARL D. JOHNS
Carl D. Johns, Vice President and Treasurer
(principal financial officer)